UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 8.01. Other Events.
     On February 17, 2006, WR Hambrecht + Co, LLC, RBC Capital Markets, Brean Murray, Carret & Co., LLC and Punk, Ziegel & Company, the underwriters for the public offering of shares of common stock of Genitope Corporation (the “Underwriters”), purchased an additional 960,000 shares of Genitope Corporation’s common stock (the “Option Shares”) pursuant to the exercise of their overallotment option. The price to the public is $8.50 per share, and the Underwriters purchased the Option Shares from Genitope at a price of $7.99 per share. The offering is being made pursuant to Genitope’s effective shelf registration statement on Form S-3 (Registration No. 333-128357) previously filed with the Securities and Exchange Commission.
     Our press release dated February 17, 2006, titled “Genitope Corporation Announces Exercise of Over-Allotment Option,” is attached hereto as Exhibit 99.1 and is herein incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Press Release titled “Genitope Corporation Announces Exercise of Over-Allotment Option,” dated February 17, 2006.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: February 17, 2006	By:	/s/ Laura Woodhead
Laura Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release titled “Genitope Corporation Announces Exercise of Over-Allotment Option,” dated February 17, 2006.